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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


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                       DATE OF REPORT: SEPTEMBER 30, 1997


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                       HUNTINGTON BANCSHARES INCORPORATED
             (Exact Name of Registrant as specified in its charter)


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          Maryland                      0-2525                 31-0724920
      (STATE OR OTHER            (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                            IDENTIFICATION NUMBER)


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                               Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On September 30, 1997, First Michigan Bank Corporation, a Michigan corporation and a registered bank holding company ("First Michigan"), was merged (the "Merger") into Huntington Bancshares Incorporated, a Maryland corporation and a registered bank holding company ("Huntington"), pursuant to the terms of an Agreement and Plan of Merger and a Supplemental Agreement (collectively, the "Merger Agreements"). As a result of the Merger, each outstanding share of First Michigan's common stock, $1.00 par value ("First Michigan Common"), was converted into 1.155 shares of Huntington's common stock, without par value ("Huntington Common"). Cash was paid for fractional shares. Approximately 32.2 million Huntington Common shares were issued in the Merger. In addition, each outstanding First Michigan stock option was converted into an option to acquire Huntington Common, with the number of Huntington Common shares subject to such option equal to the number of First Michigan shares subject to the First Michigan stock option multiplied by 1.155, rounded to the nearest whole share. The Merger was accounted for as a pooling of interests under generally accepted accounting principles. A copy of the News Release, dated September 30, 1997, issued by Huntington relating to the consummation of the Merger is attached as
Exhibit 99(a) and is incorporated herein by reference.

          Huntington's Registration Statement on Form S-4 (Registration No. 333-30313), which was declared effective by the Securities and Exchange Commission on July 11, 1997 (the "Registration Statement"), sets forth certain information concerning Huntington, First Michigan, and the Merger, including without limitation, a description of the assets involved, the nature and amount of consideration paid by Huntington, the method used for determining the amount of such consideration, the nature of any material relationships between First Michigan and Huntington or any officer or director of Huntington or any associate of any such officer or director, the nature of First Michigan's business and Huntington's intended use of the assets acquired in the Merger. Such information, and the information set forth under the heading "Private Securities Litigation Reform Act of 1995 - Forward Looking Statement Disclosure" of Item 5, are incorporated herein by reference as additional information in response to Item 2 of this Current Report on Form 8-K.


ITEM 5.  OTHER INFORMATION.

          On October 14, 1997, Huntington issued a news release announcing its earnings for the third quarter and nine months ended September 30, 1997. The information contained in the News Release, which is attached to this report as
Exhibit 99(b), is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 - Forward Looking Statement Disclosure

          The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions, movements in



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interest rates, competitive pressures on product pricing and services, success and timing of business strategies, and the nature and extent of legislative and regulatory actions and reforms.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  The historical financial statements of First Michigan required by
              Item 7(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than December 12, 1997.

         (b) The following pro forma financial statements, which were included on pages F-1 through F-7 of the Proxy Statement/Prospectus, dated September 23, 1997, previously filed with the Securities and Exchange Commission pursuant to 424(b)(3), are incorporated herein by reference:

         Introduction to Pro Forma Consolidated Financial Statements
         Pro Forma Consolidated Balance Sheet as of June 30, 1997
         Pro Forma Consolidated Statement of Income for the six months ended June 30, 1997
         Pro Forma Consolidated Statement of Income for the year ended December 31, 1996
         Pro Forma Consolidated Statement of Income for the year ended December 31, 1995
         Pro Forma Consolidated Statement of Income for the year ended December 31, 1994
         Notes to Pro Forma Consolidated Financial Statements

         (c)      Exhibits.

         2(a) Agreement and Plan of Merger, dated May 5, 1997, between Huntington Bancshares Incorporated and First Michigan Bank Corporation -- previously filed as Exhibit A to the Joint Proxy Statement/Prospectus, dated July 11, 1997, filed with the Securities and Exchange Commission pursuant to 424(b)(3), and incorporated herein by reference.

         2(b) Supplemental Agreement, dated May 5, 1997, between Huntington Bancshares Incorporated and First Michigan Bank Corporation -- previously filed as Exhibit B to the Joint Proxy Statement/Prospectus, dated July 11, 1997, filed with the Securities and Exchange Commission pursuant to 424(b)(3), and incorporated herein by reference.

         2(c) Warrant Purchase Agreement, dated May 5, 1997, between Huntington Bancshares Incorporated and First Michigan Bank Corporation -- previously filed as Exhibit 2(c) to Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 7, 1997, and incorporated herein by reference.


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         2(d)     Warrant to Purchase 5,268,716 shares of First Michigan Bank
                  Corporation common stock, dated May 5, 1997 -- previously filed as Exhibit 2(d) to Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 7, 1997, and incorporated herein by reference.

         2(e) Agreement Not to Exercise Share Appreciation Rights, dated May 5, 1997, executed by certain executives of First Michigan Bank Corporation -- previously filed as Exhibit 2(e) to Registration Statement on Form S-4 (Registration No. 333-30313), filed with the Securities and Exchange Commission on June 27, 1997, and incorporated herein by reference.

         99(a) News Release, dated September 30, 1997, relating to the merger of First Michigan Bank Corporation with and into Huntington Bancshares Incorporated.

         99(b) News Release, dated October 14, 1997, relating to Huntington's earnings for the third quarter and nine months ended September 30, 1997.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HUNTINGTON BANCSHARES INCORPORATED


Date: October 15, 1997                        By: /s/ GERALD R. WILLIAMS
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                                                      Gerald R. Williams
                                                      Executive Vice President


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